                                EXHIBIT 10(k)

                          UNITED STATES DISTRICT COURT
                           NORTHERN DISTRICT OF TEXAS
                                DALLAS DIVISION

W.O. BANKSTON, et al.

VS.                                86-CV-2311


EDWARD NASH, et al.



                              SETTLEMENT AGREEMENT

         WHEREAS, American Equitable Life Insurance Co., Dalcon, Inc., James Hammond, Curtis Leggett, Delwin W. Morton, Charles C. Rush, Charles W. Seeds, Jr., Charles J. Wilson and Robert A. Yarber (collectively the "Plaintiffs") and BancTexas Group, Inc. ("BTX") and Edward Nash (collectively the "Defendants") wish to compromise, settle and dispose of all claims and counterclaims by and between them that were, have been, or could have been asserted by the Plaintiffs and Defendants in the action entitled Bankston, et al. v. Nash, et al, No. 86-CV-2311 which is currently pending in the United States District Court for the Northern District of Texas, Dallas Division (the "Action"), and in order to minimize the expense, effort, uncertainty and inconvenience involved in further litigation between these parties;

         NOW, THEREFORE, in consideration of the mutual promises contained herein, and for other good and valuable consideration, receipt of which is hereby acknowledged, it is hereby agreed as follows:

         1. The settlement agreement embodied herein (the "Agreement") shall become binding on the parties hereto upon the signing of the agreement by all parties and, where applicable, their trustees in bankruptcy or receiver. In the event the receiver for American Equitable Life Insurance does not receive approval for the settlement from the Travis County Texas District Court, the Agreement is void.

SETTLEMENT AGREEMENT - PAGE 1

2.    The terms of the settlement are as follows:

         (a) Subject to compliance by BTX with all applicable securities laws, BTX agrees to tender 400,000 shares of BTX common stock (the "settlement shares") to the Plaintiffs without any express or implied warranties or assurances of financial condition with respect to BTX and the stock.

         (b) BTX agrees to submit the settlement shares for registration to the Securities and Exchange Commission ("SEC") as soon as practicable after December 1, 1993, but in any event no later than February 28, 1994.

         (c) The efforts to obtain SEC registration for the settlement shares shall be at the sole expense of BTX.

         (e) BTX is now the owner and holder of two notes, one in the principal amount of $309,375.00 dated December 14, 1985 executed by Charles Rush and one in the principal amount of $206,250.00 dated December 16, 1985 executed by Charles Seeds, which were given in order for Messrs. Rush and Seeds to purchase stock in the December, 1984 private placement. BTX agrees that said promissory notes will be tendered to Messrs. Rush and Seeds (the "Rush and Seeds Notes"). BTX as sole owner and holder of the Rush and Seeds Notes, shall accept, as full payment of all of Rush's and Seeds' obligations to BTX under the Rush and Seeds Notes, the release by Rush and Seeds of all of their claims against BTX. The originals of the Rush and Seeds Notes shall be deemed and marked "paid in full" and returned to Rush and Seeds. BTX shall not issue or release any IRS Form 1099 or any other such report indicating any income or gain to Rush and Seeds as a result of this settlement.

         (f) Within four (4) business days (excluding Saturdays, Sundays, and holidays) after the effective date of the registration statement for the settlement shares ("effective date"), BTX shall cause its stock transfer agent, Chemical Bank, to issue and deliver to Beatie, King & Abate for distribution to Plaintiffs stock certificates representing in the aggregate 400,000 shares of its common stock. Each certificate shall cover the number of shares and shall be registered in the name of one of the Plaintiffs or Beatie, King & Abate, all as directed by Kenneth King, attorney at law, in a written document to the Corporate Secretary of BTX. Certficates representing in total 200,000 shares shall be unrestricted so as to permit the owners thereof to transfer, sell or dispose of them at any time. Certificates representing the remaining 200,000 shares shall be restricted as to transfer, sale or disposition by a "stop order" placed with the transfer agent and shall bear the following legend:

                          The shares represented by this certificate
                          cannot be transferred, sold or disposed of
                          prior to             ,1994 (a date exactly
                          six (6) months after the effective date).



SETTLEMENT AGREEMENT - PAGE 2

        (g) The Defendants shall execute and deliver to counsel for Plaintiffs general releases in the form annexed hereto as Exhibits A and B.

        (h) If BTX does not submit the requisite information to the SEC for registration of the Settlement Shares by February 28, 1994, Plaintiffs shall then receive an additional 40,000 shares for the first day of each month that passes after February 28, 1994 without BTX having submitted the requisite information.

         (i) The Plaintiffs shall execute and deliver to counsel for Defendants general releases in the form annexed hereto as Exhibits C and D.

         (j) Counsel for Plaintiffs and counsel for Defendants shall execute a proposed Order of Dismissal With Prejudice and without costs in the form annexed hereto as Exhibit E.

3. This Settlement Agreement shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns, including any subsequently appointed Chapter 7 trustee, Chapter 11 trustee or receiver.

4. This Settlement Agreement is not, and may not be deemed to constitute, an admission by any party of any allegation or claim actually asserted or which could have been asserted in the Action nor any evidence with respect to any allegation in the Action.

5. This Settlement Agreement shall be interpreted and construed in accordance with the laws of the State of Texas.

6. This Settlement Agreement, and the Exhibits hereto, embody the whole agreement of the parties relating to the disposition of the Action; there are no promises, terms, conditions or obligations other than those contained herein. However, the parties hereto agree to promptly execute and deliver such other and further documents as reasonably may be necessary or required to implement and effectuate the terms and provisions of this Settlement Agreement.

SETTLEMENT AGREEMENT - PAGE 3

7. This Settlement Agreement cannot be modified orally and can only be modified by a writing duly executed by the parties with the same formalities as this Settlement Agreement.

8. This Settlement Agreement may be executed in counterparts. The Agreement is fully enforceable against a party upon entry of their signature.

9. In the event of a material breach, the parties to this agreement have the right to either seek specific performance or to declare the agreement void and seek reinstatement of the action in a trial ready posture.

DATED:  November 15, 1993.

                                    American Equitable Life Insurance Co.



                           By:      /s/
                           Title:   Special Deputy Receiver for American
                                    Equitable Life Insurance Co.


                                    Dalcon, Inc.


                           By:      /s/ DON R. PLUNK
                           Title:   President


                                    /s/ JOHN DEE SPICER TRUSTEE
                                    Trustee in Bankruptcy for James Hammond


                                    /s/ CURTIS LEGGETT
                                    Curtis Leggett


                                    /s/ LINDA S. PAYNE
                                    Delwin W. Morton by Linda S. Payne,
                                    Chapter 7 Trustee for Delwin W.
                                    Morton





SETTLEMENT AGREEMENT - PAGE 4

                                             /s/ CHARLES C. RUSH
                                             Charles C. Rush



                                             /s/ CHARLES W. SEEDS, JR.
                                             Charles W. Seeds, Jr.


                                             /s/ CHARLES J. WILSON
                                             Charles J. Wilson


                                             /s/ ROBERT A. YARBER
                                             Robert A. Yarber

                                             BancTexas Group Inc.



                                      By:    /s/ NATHAN C. COLLINS
                                      Title: Chairman of the Board and
                                             President


                                             /s/ EDWARD NASH
                                             Edward Nash









SETTLEMENT AGREEMENT - PAGE 5

APPROVED AS TO FORM:

BEATIE, KING & ABATE



By:  /s/ KENNETH KING
     Kenneth King
ATTORNEYS FOR PLAINTIFFS

GARDERE & WYNNE


By:  /s/ DONALD C. MCCLEARY
     Donald C. McCleary
     State Bar No. 13393500
ATTORNEYS FOR BANCTEXAS GROUP INC.


WILSON, ELSER, MOSKOWITZ, EDELMAN & DICKER



By:  /s/ GEORGE H. KOLB
     George H. Kolb
     State Bar No. 11662000
ATTORNEYS FOR EDWARD NASH








SETTLEMENT AGREEMENT - PAGE 6

                                    RELEASE

         To all to whom these presents shall come or may concern, know that AMERICAN EQUITABLE LIFE INSURANCE CO., DALCON, INC., JAMES HAMMOND, CURTIS LEGGETT, DELWIN W. MORTON, CHARLES C. RUSH, CHARLES W. SEEDS, JR., CHARLES J. WILSON AND ROBERT A. YARBER ("Plaintiffs"), as RELEASORS, in consideration of 400,000 shares of common stock of BancTexas Group, Inc. tendered by Defendant BancTexas Group, Inc. pursuant to the Settlement Agreement dated November _, 1993, by and among Plaintiffs and Defendants, do hereby release and discharge EDWARD NASH ("RELEASEE"), RELEASEE'S agents, heirs, executors, administrators, predecessors, successors in interest, subsidiaries, directors, officers, employees, agents, representatives and assigns from all actions, causes of action, suits, debts, dues, sums of money, accounts, bonds, bills, covenants, contracts, controversies, agreements, promises, damages, judgments, executions, claims, and demands whatsoever, in law, admiralty or equity in any way related to the allegations in the action entitled Bankston, et al. v. Nash, et al., No. 86-CV-2311 pending in the United States District Court for the Northern District of Texas, which against the RELEASEE, the RELEASORS, RELEASORS' successors and assigns ever had, now have or hereafter can, shall or may have for, upon, or by reason of any matter, cause or thing whatsoever from the begining of the world to the date of this RELEASE.

         Whenever the text hereof requires, the use of singular number shall include the appropriate plural number as the text of the within instrument may require.

         This RELEASE may not be changed orally.

         IN WITNESS WHEREOF, the RELEASORS have caused this RELEASE to be
executed on this      day of November, 1993.
                 ----




RELEASE TO EDWARD NASH - PAGE 1

                                     AMERICAN EQUITABLE LIFE INSURANCE CO.



                            By:      /s/
                            Title:   Special Deputy Receiver for American
                                     Equitable Life Insurance Co.


                                     DALCON, INC.


                            By:      /s/ DON PLUNK
                            Title:   President


                                     /s/ JOHN DEE SPICER TRUSTEE
                                     Trustee in Bankruptcy for James Hammond


                                     /s/ CURTIS LEGGETT
                                     Curtis Leggett


                                     /s/ LINDA S. PAYNE
                                     Delwin W. Morton by Linda S. Payne,
                                     Chapter 7 Trustee for Delwin W.
                                     Morton


                                     /s/ CHARLES C. RUSH
                                     Charles C. Rush



                                     /s/ CHARLES W. SEEDS, JR.
                                     Charles W. Seeds, Jr.



                                     /s/ CHARLES J. WILSON
                                     Charles J. Wilson



                                     /s/ ROBERT A. YARBER
                                     Robert A. Yarber





RELEASE TO EDWARD NASH - PAGE 2

STATE OF TEXAS       )
                     ) SS:
COUNTY OF DALLAS     )

     BEFORE ME, the undersigned Notary Public, on this day personally appeared
           , known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said AMERICAN EQUITABLE LIFE INSURANCE CO. and that he has executed the same as the act of AMERICAN EQUITABLE LIFE INSURANCE CO. for the purposes and consideration therein expressed, and in the capacity therein stated.


     GIVEN UNDER MY HAND AND SEAL OF OFFICE this 18th day of November, 1993.

                                                /s/
                                                Notary Public, State of Texas

My Commission Expires:  5-15-94




STATE OF TEXAS       )
                     ) SS:
COUNTY OF DALLAS     )

     BEFORE ME, the undersigned Notary Public, on this day personally appeared DON PLUNK, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said DALCON, INC., and that he has executed the same as the act of DALCON, INC. for the purposes and consideration therein expressed, and in the capacity therein stated.


     GIVEN UNDER MY HAND AND SEAL OF OFFICE this 12th day of November, 1993.

                                                /s/ KINDALL S. YATES
                                                Notary Public, State of Texas



My Commission Expires:  KINDALL S. YATES
                        Notary Public
{State of Texas Seal}   State of Texas
                        My Comm. Exp. 01-27-96


RELEASE TO EDWARD NASH - PAGE 3

STATE OF TEXAS       )
                     ) SS:
COUNTY OF TARRANT    )

     BEFORE ME, the undersigned Notary Public, on this day personally appeared JOHN DEE SPICER, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he has executed the same for the purposes and consideration therein expressed.

   GIVEN UNDER MY HAND AND SEAL OF OFFICE this 12th day of November, 1993.


                                        /s/ PATRICIA ABERCROMBIE
                                        Notary Public, State of Texas


My Commission Expires: 9/25/95




STATE OF TEXAS       )
                     ) SS:
COUNTY OF DALLAS     )

     BEFORE ME, the undersigned Notary Public, on this day personally appeared CURTIS LEGGETT, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he has executed the same for the purposes and consideration therein expressed.

   GIVEN UNDER MY HAND AND SEAL OF OFFICE this 11th day of November, 1993.


                                        /s/ KINDALL S. YATES
                                        Notary Public, State of Texas


My Commission Expires: KINDALL S. YATES
                       Notary Public
{State of Texas Seal}  State of Texas
                       My Comm. Exp. 01/27/96





RELEASE TO EDWARD NASH - PAGE 4

STATE OF TEXAS     )
                   )  SS:
COUNTY OF LAMAR    )

     BEFORE ME, the undersigned Notary Public, on this day personally appeared LINDA S. PAYNE, TRUSTEE, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he has executed the same for the purposes and consideration therein expressed.


   GIVEN UNDER MY HAND AND SEAL OF OFFICE this 15th day of November, 1993.



                                          /s/ PATSY A. PATRICK
                                          Notary Public, State of Texas


My Commission Expires:  PATSY A. PATRICK
{State of Texas Seal}   Notary Public, State of Texas
                        My Commission Expires 03/29/1997



STATE OF TEXAS     )
                   )  SS:
COUNTY OF DALLAS   )

     BEFORE ME, the undersigned Notary Public, on this day personally appeared CHARLES C. RUSH, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he has executed the same for the purposes and consideration therein expressed.


   GIVEN UNDER MY HAND AND SEAL OF OFFICE this 18th day of November, 1993.



                                          /s/ CATHY GRAY
                                          Notary Public, State of Texas


My Commission Expires: Cathy Gray
{State of Texas Seal}  Notary Public, State of Texas
                       My Commission Expires February 20, 1994

RELEASE TO EDWARD NASH - PAGE 5

STATE OF TEXAS      )
                    )  SS:
COUNTY OF DALLAS    )


     BEFORE ME, the undersigned Notary Public, on this day personally appeared CHARLES W. SEEDS, JR., known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he has executed the same for the purposes and consideration therein expressed.

   GIVEN UNDER MY HAND AND SEAL OF OFFICE this 12th day of November, 1993.


                                        /s/ KINDALL S. YATES
                                        Notary Public, State of Texas


My Commission Expires:  KINDALL S. YATES
                        Notary Public
{State of Texas Seal}   State of Texas
                        My Comm. Exp. 01/27/96



STATE OF TEXAS      )
                    )  SS:
COUNTY OF DALLAS    )


     BEFORE ME, the undersigned Notary Public, on this day personally appeared CHARLES J. WILSON, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he has executed the same for the purposes and consideration therein expressed.

   GIVEN UNDER MY HAND AND SEAL OF OFFICE this 12th day of November, 1993.


                                        /s/ KINDALL S. YATES
                                        Notary Public, State of Texas


My Commission Expires:  KINDALL S. YATES
                        Notary Public
{State of Texas Seal}   State of Texas
                        My Comm. Exp. 01/27/96

RELEASE TO EDWARD NASH - PAGE 2

STATE OF TEXAS       )
                     ) SS.
COUNTY OF DALLAS     )

     BEFORE ME, the undersigned Notary Public, on this day personally appeared ROBERT A. YARBER, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he has executed the same for the purpose and consideration therein expressed.

     GIVEN UNDER MY HEAD AND SEAL OF OFFICE this 12th day of November, 1993.



  {SEAL OF}     MELISSA D. PARADIS         /s/ MELISSA D. PARADIS
  {THE STATE}   COMMISSION EXPIRES         Notary Public, State of Texas
  {OF TEXAS}      APRIL 28, 1997


My Commision Expires: 4-28-97










RELEASE TO EDWARD NASH - PAGE 7

                                    RELEASE

         To all to whom these presents shall come or may concern, know that EDWARD NASH ("Defendant"), as RELEASOR, in consideration of the sum of ONE DOLLAR ($1.00) received from AMERICAN EQUITABLE LIFE INSURANCE CO., DALCON, INC., JAMES HAMMOND, CURTIS LEGGETT, DELWIN W. MORTON, CHARLES C. RUSH, CHARLES
W. SEEDS, JR., CHARLES J. WILSON AND ROBERT A. YARBER ("Plaintiffs") as RELEASEES, receipt whereof is hereby acknowledged, and pursuant to the
Settlement Agreement dated November   , 1993 by and among Plaintiffs and
Defendants BancTexas Group Inc. and Edward Nash, does release and discharge the said RELEASEES, RELEASEES' agents, heirs, executors, administrators, predecessors, successors in interest, subsidiaries, directors, officers, employees, agents, representatives and assigns from all actions, causes of action, suits, debts, dues, sums of money, accounts, bonds, bills, covenants, contracts, controversies, agreements, promises, damages, judgments, executions, claims, and demands whatsoever, in law, admiralty or equity in any way related to the allegations in the action entitled Bankston, et al. v. Nash, et al., No. 86-CV-2311 pending in the United States District Court for the Northern District of Texas, including any actions pending in Texas State Court against Messrs. Hammond, Seeds, Yarber and Rush relating to their notes to BancTexas Dallas reflecting amounts paid to purchase BancTexas Group Inc. stock in a December, 1984 private placement, which against the RELEASEES, the RELEASOR, RELEASOR'S successors and assigns ever had or now have.

         Whenever the text hereof requires, the use of singular number shall include the appropriate plural number as the text of the within instrument may require.

RELEASE BY EDWARD NASH - PAGE 1

     This RELEASE may not be changed orally.

     IN WITNESS WHEREOF, the RELEASOR has caused this RELEASE to be executed on
this    day of November, 1993.





                                              /s/ EDWARD NASH
                                              Edward Nash






STATE OF NEW YORK    )
                     )  SS:
COUNTY OF            )


     BEFORE ME, the undersigned Notary Public, on this personally appeared EDWARD NASH, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he has executed the same for the purposes and consideration therein expressed.

    GIVEN UNDER MY HAND AND SEAL OF OFFICE this 22nd day of November, 1993.



                                              /s/ IRVING SELGMAN
                                              Notary Public, State of New York


My Commission Expires:  IRVING SELGMAN
                        Notary Public, State of New York
{State of N.Y Seal}     Certified in Schanectady County
                        No. 4895740
                        My Commission Expires Sept. 28, 1995

RELEASE BY EDWARD NASH - PAGE 2